Praxis Mutual Funds
(the “Trust”)

POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Anthony H. Zacharski, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the acquisition by Praxis Growth Index Fund of the assets of Praxis Core Stock Fund (the “Reorganization”), any and all Pre-Effective Amendments to said Registration Statement, any and all Post-Effective Amendments to said Registration Statement, and any and all supplements or other instruments or documents in connection therewith, and withdrawals thereof, and to file the same, with any or all exhibits thereto, and other documents in connection with the Reorganization or that Registration Statement, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or officer of the Trust, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney, dated September 28, 2012, may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Howard L. Brenneman
Howard L. Brenneman
Trustee and Chairman

/s/ Bruce Harder
Bruce Harder
Trustee

/s/ Karen Klassen Harder
Karen Klassen Harder
Trustee

/s/ Larry Miller
Larry Miller
Trustee

/s/ R. Clair Sauder
R. Clair Sauder
Trustee

/s/ Donald E. Showalter
Donald E. Showalter
Trustee

/s/ Candace Smith
Candace Smith
Trustee

/s/ Don Weaver
Don Weaver
Trustee